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                                  United States
                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 12, 2007


                                 GeneLink, Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


       PA                         00-30518                        23-2795613
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(State or other            (Commission File Number)             (IRS Employer
Jurisdiction of                                                 Identification
Incorporation)                                                  No.)


    Newport Financial Center, 113 Pavonia Avenue, #313, Jersey City, NJ 07310
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 558-4363
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     On January 18, 2007, John R. DePhillipo resigned as a director of the Company. Mr. DePhillipo in a letter to the Board of Directors of the Company alleged that the Company has not properly accounted for or disclosed its source for funding the costs of the litigation described above and alleged that a third party must be funding the litigation; alleged that the terms of the recent financing undertaken by the Company are unfair to the Company's shareholders and amounted to the sale of the Company without shareholder approval; and alleged that the use of the proceeds of the financings are not adequately described, including any use of the proceeds to fund the costs of the litigation.

     The Board of Directors categorically denies each of Mr. DePhillipo's unsubstantiated allegations and states that they are completely unfounded. The Board of Directors expressly confirms that the Company has not entered into an agreement with any third party to fund the litigation or taken any steps which would amount to a sale of the Company without shareholder approval. The Board of Directors further notes that Mr. DePhillipo's resignation was pre-textual and tendered only after notice to Mr. DePhillipo that he was not part of the proposed slate of nominees to a newly constituted Board of Directors and after a meeting of the Board of Directors during which Mr. DePhillipo was not appointed and elected as a nominee to remain on the Board of Directors following the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits

              17.1 Resignation Letter of John R. DePhillipo

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GeneLink, Inc.
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                                  (Registrant)



                                 By: /s/ Monte E. Taylor, Jr.
                                 ----------------------------
                                   Monte E. Taylor, Jr.
                                   Acting Chief Executive Officer


Dated: January 23, 2007


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                                  EXHIBIT INDEX
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EXHIBIT NUMBER              DESCRIPTION
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17.1                        Resignation Letter of John R. DePhillipo